ASSIGNMENT AND ASSUMPTION


      THIS ASSIGNMENT AND ASSUMPTION is made and entered into as of this 19th day of August, 2005, by and between 110 Media Group, Inc., a Delaware corporation, having its office at 95 Broadhollow Road, Melville, NY ("Assignor"), and Jade Entertainment Group, Inc., Timothy Schmidt and Raymond Barton, a New York corporation, each having an office at 95 Broadhollow Road, Melville, NY (collectively referred to as the "Assignee").

      Effective as of 12:01 A.M. on August 20, 2005 ("Effective Date"), Assignor hereby assigns to Assignee all of its right, title and interest under (i) the contracts, agreements, commitments and leases of Seller which are identified in Schedule A hereto (the "Assumed Contracts"); and (ii) all permits and licenses identified in Schedule B hereto, if and to the extent transferable (the "Licenses").

      Effective as of the Effective Date, Assignee hereby assumes all liabilities and obligations of the Assignor under each of the Assumed Contracts and Licenses to the extent that any such liabilities and obligations arise after the Effective Date and then only in respect of events and time periods occurring after the Effective Date, subject to all rights of offset, defenses, causes of action, counterclaims, and claims of any nature against third parties that might be available to Assignee in respect to the obligations assumed hereby.

      IN WITNESS WHEREOF, the undersigned have entered into this Agreement by their duly authorized officers as of the date first set forth hereinabove.

                                   110 MEDIA GROUP, INC., as Assignor


                                   By:    /s/ Darren J. Cioffi
                                       ----------------------------------------
                                   Name:  Darren J. Cioffi
                                   Title: CFO



                                   JADE ENTERTAINMENT GROUP, INC.


                                   By:    /s/ Raymond Barton
                                       ----------------------------------------
                                   Name:  Raymond Barton
                                   Title: President


                                          /s/ Timothy Schmidt
                                   --------------------------------------------
                                   Timothy Schmidt, Personally


                                          /s/ Raymond Barton
                                   --------------------------------------------
                                   Raymond Barton, Personally

                                   SCHEDULE A


1) Lease for office space located at 95 Broadhollow Road Suite 101, Melville, NY 11747 - Realty 2001 Corp.
2) Telephone lease for phones located in above mentioned office space - Great American Leasing
3)    All Dell Computer leases
4)    Health Insurance - Oxford
5)    Bridge.com
6)    Konica Leasing
7)    Deer Park Water
8)    Cablevision

                                   SCHEDULE B

absolutepass.com Jun 07, 2004 Aug 17, 2006 2
analoutlaws.com Apr 29, 2005 May 02, 2006 1
asiangardens.net Jun 07, 2004 Aug 22, 2006 2
askjade.com Jan 15, 2004 Apr 05, 2008 2
bigniggadick.com Apr 12, 2005 Apr 13, 2006 1
blacktramps.net Jun 07, 2004 Aug 11, 2005 1
boybrazil.com Jul 11, 2005 Jul 14, 2006 1
brazilianbitches.com Jul 23, 2005 Jul 26, 2006 1
brazilianpleasures.com Jul 22, 2005 Jul 25, 2006 1
brazilianvirgens.com Apr 02, 2004 Apr 02, 2006 2
brazilianvoyeur.com Jul 20, 2005 Jul 23, 2006 1
carmensnwwl.com Nov 30, 2004 Dec 01, 2005 1
chinktwink.com Apr 12, 2005 Apr 13, 2006 1
confessionalgloryholes.com Mar 22, 2005 Mar 23, 2007 2
confidol.com Jun 30, 2005 Jul 01, 2006 1
copbucks.com Jun 29, 2005 Jun 30, 2006 1
eroticgirlsofwrestling.com May 20, 2005 May 21, 2006 1
eroticgirlsofwrestling.net May 20, 2005 May 21, 2007 2
estrogrow.com Jun 30, 2005 Jul 01, 2006 1
facialmvp.com May 20, 2004 May 20, 2006 2
fatjoescafe.com Feb 11, 2005 Feb 12, 2006 1
freevaluedeals.com Mar 24, 2004 Mar 24, 2006 2
fuckanigga.com Apr 13, 2005 Apr 14, 2006 1
gangbangfest.com Apr 22, 2005 Apr 25, 2006 1
gogoauditions.com Oct 18, 2004 Oct 18, 2005 1
goodhealthrx.com Apr 10, 2005 Apr 13, 2006 1
immunodrex.com Jun 30, 2005 Jul 01, 2006 1
insomnegone.com Jun 30, 2005 Jul 01, 2006 1
jadecash.net Apr 26, 2004 Apr 26, 2006 2
jadethumbs.com Aug 02, 2005 Aug 05, 2006 1
josie18.com Jul 01, 2005 Jul 01, 2006 1
josie18.net Jul 13, 2005 Jul 14, 2006 1
josiejr.com Jun 28, 2005 Jun 29, 2006 1
josiejr.net Jul 13, 2005 Jul 14, 2006 1
josiejunior.com Jul 13, 2005 Jul 14, 2006 1
josiejunior.net Jul 13, 2005 Jul 14, 2006 1
littlejoescafe.com Feb 11, 2005 Feb 12, 2006 1
lottowebstakes.com Mar 24, 2004 Mar 24, 2006 2
mensmagstuff.com Mar 24, 2004 Mar 24, 2006 2
metapix.com Jun 04, 2005 Jun 07, 2006 1
mobassociate.com Apr 12, 2005 Apr 13, 2006 1
mobbitches.com Oct 18, 2004 Oct 18, 2005 1
mobbucks.com Oct 05, 2004 Oct 05, 2006 2
mobbucks.net Oct 19, 2004 Oct 19, 2005 1
mobbucksdesign.com Mar 30, 2005 Mar 31, 2006 1
mobhitman.com Apr 12, 2005 Apr 13, 2006 1
mobmember.com Apr 12, 2005 Apr 13, 2006 1
msrycorp.com Feb 08, 2005 Feb 11, 2006 1
nastynadia.net Jun 07, 2004 Aug 11, 2006 2
niggageneral.com Apr 12, 2005 Apr 13, 2006 1
niggergeneral.com Apr 12, 2005 Apr 13, 2006 1
porntrepeneur.com May 25, 2005 May 28, 2006 1
porntrepreneur.net May 25, 2005 May 28, 2006 1
publictramps.net Jun 07, 2004 Aug 11, 2006 2
redfirecontent.com May 20, 2005 May 23, 2006 1
redfirevideo.com Dec 31, 2004 Jan 03, 2006 1
redhairedslut.com Jun 07, 2004 Aug 29, 2006 2
slimidrex.com Jun 30, 2005 Jul 01, 2006 1
sportsplaynow.com Mar 24, 2004 Mar 24, 2006 2
staminidrol.com Jun 30, 2005 Jul 01, 2006 1
teenage-sluts.net Jun 07, 2004 Aug 11, 2006 2
teenagejocks.com Apr 20, 2005 Apr 21, 2006 1
thecumslut.com Dec 18, 2003 Jan 16, 2006 2
thecumslut.net May 28, 2004 Aug 15, 2005 1
thefloozees.com Nov 02, 2004 Nov 05, 2005 1
thefloozies.com Jul 29, 2005 Aug 01, 2006 1
thepornlife.com Feb 28, 2005 Mar 01, 2006 1
theporntraveler.com Nov 02, 2004 Nov 03, 2005 1
theunknownpornstar.net Jul 20, 2005 Jul 23, 2006 1
thevegabros.com Jul 31, 2005 Aug 03, 2006 1
totallytranny.com Apr 16, 2005 Apr 19, 2006 1 xxxmoviecity.com